UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2012

TRX, INC.

(Exact Name Of Registrant As Specified In Charter)

Georgia	000-51478	58-2502748
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2970 Clairmont Road, Suite 300

Atlanta, Georgia 30329

(Address of principal executive offices, including zip code)

(404) 929-6100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 19, 2012, TRX Fulfillment Services, LLC (“TRX”), a wholly-owned subsidiary of TRX, Inc., entered into Amendment #6 (the “Amendment”) to the Service Agreement between TRX and American Airlines, Inc. (“American”), dated December 23, 2002 and amended on February 1, 2006, June 27, 2008, June 29, 2011, September 1, 2011, and September 28, 2011 (the “Agreement”). The Amendment extends the initial term of the Agreement to December 31, 2017, updates certain pricing and other terms of the Agreement, and provides for settlement of certain claims TRX may have against American. The Amendment will become effective upon the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) authorizing American to assume the Agreement, as modified by the Amendment, as part of the case styled “In re AMR Corporation, et. al.,” case no. 11-15643, pending before the Bankruptcy Court.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRX, INC.
(Registrant)

Date: July 20, 2012	/s/ David D. Cathcart
David D. Cathcart Chief Financial Officer